UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule 14a-12

MAINSTAY VP FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies: N/A

	2)	Aggregate number of securities to which transaction applies: N/A

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	4)	Proposed maximum aggregate value of transaction: N/A

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[ ]	Fee paid with preliminary materials.

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MAINSTAY VP FUNDS TRUST

MAINSTAY VP GROWTH EQUITY PORTFOLIO

51 MADISON AVENUE

NEW YORK, NEW YORK 10010

SPECIAL MEETING OF SHAREHOLDERS

To Be Held January 7, 2013

To Our Policy Owners:

Please take note that a Special Meeting of Shareholders (“Special Meeting”) of MainStay VP Growth Equity Portfolio (“Portfolio”), a series of MainStay VP Funds Trust (“Trust”), a Delaware statutory trust, will be held on January 7, 2013, beginning at [12:00 pm] Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

As the owner of a variable annuity contract or a variable universal life insurance policy (“Policy”) issued by New York Life Insurance and Annuity Corporation, a Delaware corporation (“NYLIAC”), you have the right to instruct NYLIAC how to vote your shares of the Portfolio at the Special Meeting.

The Trust currently consists of 28 series. The accompanying Notice of Special Meeting and Proxy Statement relate solely to the Portfolio.

Please note that at a meeting of the Board of Trustees (the “Board” or the “Trustees”) held on September 24-25, 2012, the Board approved a Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management, LLC (“Cornerstone LLC”) with respect to the Portfolio, subject to shareholder approval. This proposed change, along with other changes approved by the Board, is described in the prospectus supplement dated September 25, 2012. At the Special Meeting, as explained in the accompanying proxy statement, you will be asked to consider and approve (i) a Subadvisory Agreement between New York Life Investments and Cornerstone LLC with respect to the Portfolio; and (ii) an amendment to the Amended and Restated Management Agreement dated May 1, 2012 between New York Life Investments and the Trust with respect to the Portfolio, which will impose an increase in the management fee paid to New York Life Investments, which will in turn, increase the Portfolio’s overall fees (“Proposals”).

After careful consideration, the Board approved the Proposals and recommends that shareholders vote “FOR” the Proposals.

Your vote is very important to us regardless of the number of shares that are attributable to your Policy. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on January 7, 2013. A proxy card accompanies this Proxy Statement. There are several ways to vote your shares, including by mail, telephone and through the Internet. Please refer to the proxy card for more information on how to vote. If we do not receive a response by one of these methods, you may receive a telephone call from our proxy solicitor, [________], reminding you to vote. If you have any questions before you vote, please contact the Trust by calling toll-free [________]. We will get you the answers that you need promptly.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Stephen P. Fisher

President

Enclosure

MAINSTAY VP FUNDS TRUST

MAINSTAY VP GROWTH EQUITY PORTFOLIO

51 MADISON AVENUE

NEW YORK, NEW YORK 10010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 7, 2013

To Our Policy Owners:

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF SHAREHOLDERS (“Special Meeting”) of MainStay VP Growth Equity Portfolio (“Portfolio”), a series of MainStay VP Funds Trust (“Trust”), a Delaware statutory trust, will be held at the offices of New York Life Investment Management LLC (“New York Life Investments”), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on January 7, 2013, beginning at [12:00 pm], Eastern time.

As the owner of a variable annuity contract or a variable universal life insurance policy (“Policy”) issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a Delaware corporation, you have the right to instruct NYLIAC how to vote your shares of the Portfolio at the Special Meeting.

At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders will be asked to consider and approve the following proposals (“Proposals”):

1.	To approve a Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management LLC (“Cornerstone LLC”) to appoint Cornerstone LLC as the subadvisor to the Portfolio; and

2.	To approve an amendment to the Amended and Restated Management Agreement between New York Life Investments and the Trust with respect to the Portfolio, which will impose an increase in the management fee paid to New York Life Investments, which will in turn, increase the Portfolio’s overall fees.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposals above. You may vote at the Special Meeting if you are a policy owner of record of the Portfolio as of the close of business on October 9, 2012 (the “Record Date”). If you attend the Special Meeting, you may vote your shares that are attributable to your contract in person. Even if you do not attend the Special Meeting, you may authorize your proxy by simply: (i) completing, signing, and returning the enclosed proxy card by mail in the postage-paid envelope provided; or (ii) following the instructions on the voting instruction card for authorizing your proxy by submitting your vote via telephone or the Internet. Please refer to the proxy card for more information on how you may vote. You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

To make this Proxy Statement easier to read, Policy Owners are described as if they are voting directly on the Proposals at the Special Meeting, as opposed to directing NYLIAC to vote on the Proposals. Additionally, Policy Owners are sometimes referred to in this Proxy Statement as “shareholders” for ease of reading purposes.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Trust for additional information by calling toll-free [_________].

By Order of the Board of Trustees,

J. Kevin Gao

Secretary and Chief Legal Officer

November 2, 2012

IMPORTANT NOTICE:

PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES ARE ATTRIBUTABLE TO YOUR POLICY. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION	VALID

CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp	John Doe
(3) ABC Corp. c/o John Doe	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe

PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee u/t/d/ 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B	John B. Smith, Custodian f/b/o/
Smith, Jr. UGMA/UTMA	John B. Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor
Estate of John B. Smith

PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

1.	VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

2.	VOTE THROUGH THE INTERNET. You may cast your vote by logging onto the website indicated on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.

3.	VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.

4.	VOTE IN PERSON AT THE SPECIAL MEETING.

MAINSTAY VP FUNDS TRUST

MAINSTAY VP GROWTH EQUITY PORTFOLIO

51 MADISON AVENUE

NEW YORK, NEW YORK 10010

PROXY STATEMENT

NOVEMBER 2, 2012

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 7, 2013

Introduction

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (“Board” or “Trustees”) of MainStay VP Funds Trust (“Trust”), a Delaware statutory trust, on behalf of MainStay VP Growth Equity Portfolio (“Portfolio”), a series of the Trust, for a Special Meeting of Shareholders of the Portfolio (“Special Meeting”). The Special Meeting will be held on January 7, 2013, at [12:00 pm], Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”), 169 Lackawanna Avenue, Parsippany, New Jersey 07054. The Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card on or about November 9, 2012 to all shareholders of record of the Portfolio as of the close of business on October 9, 2012 (the “Record Date”).

You are receiving this Proxy Statement because you are the owner of a variable annuity contract or variable universal life insurance policy (a “Policy”) issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a Delaware corporation, and some or all of your Policy value is invested in the Portfolio. Although NYLIAC is the majority record owner of the Portfolio’s shares, as an owner of a Policy (“Policy Owner”) issued by NYLIAC, you have the right to instruct NYLIAC how to vote the shares of the Portfolio that are attributable to your Policy. However, to make this Proxy Statement easier to read, Policy Owners are described as if they are voting directly on the Proposal at the Special Meeting, as opposed to directing NYLIAC to vote on the Proposal. Additionally, Policy Owners are sometimes referred to in this Proxy Statement as “shareholders” for ease of reading purposes. The Trust also has four asset allocation portfolios (“Asset Allocation Portfolios”), which may invest in and own shares of the Portfolio directly. In that event, New York Life Investments, the Asset Allocation Portfolios’ investment manager, will vote the shares of the Asset Allocation Portfolios in the manner described in this Proxy Statement under the section entitled “Vote of Portfolio Shares by New York Life Investments.”

As is more fully described in this Proxy Statement, shareholders of the Portfolio will be asked to vote on the following proposals (“Proposals”):

1.	To approve a Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management LLC (“Cornerstone LLC”) to appoint Cornerstone LLC as the subadvisor to the Portfolio; and

2.	To approve an amendment to the Amended and Restated Management Agreement (“Management Agreement”) between New York Life Investments and the Trust with respect to the Portfolio, which will impose an increase in the management fee paid to New York Life Investments, which will in turn, increase the Portfolio’s overall fees.

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In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Only shareholders of record who owned shares of any class of the Portfolio on the Record Date are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each share of the Portfolio that you own entitles you to one (1) vote with respect to any proposal on which the Portfolio’s shareholders are entitled to vote (a fractional share has a fractional vote).

It is important for you to vote on the Proposals described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.

PROPOSAL 1

APPROVAL OF A SUBADVISORY AGREEMENT

BETWEEN NEW YORK LIFE INVESTMENT MANAGEMENT LLC

AND CORNERSTONE CAPITAL MANAGEMENT LLC

At a meeting held on September 24-25, 2012, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)), of the Trust (“Independent Trustees”), approved a subadvisory agreement between New York Life Investments and Cornerstone LLC (“Subadvisory Agreement”) on behalf of the Portfolio. The Subadvisory Agreement, which is subject to shareholder approval, provides that Cornerstone LLC will manage the assets of the Portfolio as directed by New York Life Investments, the Portfolio’s manager, and pursuant to the Portfolio’s registration statement.

Why am I Receiving this Proxy Statement?

You are receiving this Proxy Statement because you are the owner of a Policy issued by NYLIAC and some or all of your Policy is invested in the Portfolio. Investment companies are required to obtain shareholder approval for certain types of changes, such as the approval of the Subadvisory Agreement contemplated in this Proposal 1. Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors. New York Life Investments and the Trust have obtained an exemptive order (“Order”) from the SEC permitting New York Life Investments, on behalf of the Portfolio and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisor agreement with an unaffiliated subadvisor without shareholder approval. However, the Order does not apply to affiliated subadvisors, such as Cornerstone LLC. This Proxy Statement is being furnished to you in connection with the solicitation of votes with respect to the Portfolio.

What are Shareholders Being Asked to Approve?

The Board recommends that shareholders vote “FOR” the Subadvisory Agreement, which provides that Cornerstone LLC will serve as the subadvisor to the Portfolio and will manage the Portfolio’s assets.

As discussed in greater detail below, New York Life Investments has proposed that Cornerstone LLC serve as the subadvisor to the Portfolio based on, among other things, the nature, quality and scope of the services Cornerstone LLC would provide to the Portfolio. The Board believes it is in the best interests of the Portfolio and its shareholders to appoint Cornerstone LLC as subadvisor to the Portfolio.

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If approved by shareholders, the Subadvisory Agreement would not go into effect unless two other proposals are approved by shareholders of different funds. These other proposals are: (1) the reorganization of the Keystone Large Cap Growth Fund (“Keystone Fund”), which is managed by Cornerstone LLC, with and into MainStay Cornerstone Growth Fund; and (2) the reorganization of MainStay Growth Equity Fund (“Growth Equity Fund”) with and into the MainStay Cornerstone Growth Fund. Proxy statements [have been sent] to the shareholders of the Keystone Fund and the Growth Equity Fund, which seek shareholder approval of the respective reorganizations. The shareholder meeting for the Keystone Fund is scheduled for December 18, 2012 and the shareholder meeting for the Growth Equity Fund is scheduled for January 7, 2013. If the reorganizations and Proposal 1 are approved by the respective shareholders, it is anticipated that the Subadvisory Agreement would go into effect on or about [January 11, 2013].

If these items are not approved by the respective shareholders, the Portfolio would continue to be subadvised by Madison Square Investors LLC (“Madison Square Investors”) pursuant to its current investment program and the Board, in consultation with New York Life Investments, would consider the options available to the Portfolio.

Why is the Subadvisory Agreement Necessary?

Madison Square Investors currently serves as the Portfolio’s subadvisor pursuant to a subadvisory agreement dated April 29, 2011. Madison Square Investors was last approved as the subadvisor to the Portfolio by shareholders on October 16, 2009.

At a meeting held on September 24-25, 2012, the Board approved New York Life Investments’ recommendation to appoint Cornerstone LLC as subadvisor to the Portfolio pending approval by shareholders.

Will the Portfolio Bear the Expenses of the Special Meeting?

New York Life Investments has agreed to bear the direct expenses relating to the Special Meeting, including the costs of solicitation of proxies and voting instructions. It is estimated that the total cost will be between $[______] and $[______].

Costs associated with any adjustments to the holdings of the Portfolio that would occur in connection with Cornerstone LLC taking over as the new subadvisor to the Portfolio will be borne by the Portfolio. Portfolio holdings turnover related to these adjustments is anticipated to be as high as 80%. This turnover would be in addition to the normal holdings turnover that would be experienced by the Portfolio as a result of its normal investment operations. The holdings turnover anticipated to be necessary as a result of the subadvisor change could potentially result in brokerage fees and related expenses that are up to [$300,000, or 0.05%], or more of the net assets of the Portfolio.

What did the Board Consider in Approving the Subadvisory Agreement?

At a meeting held on September 24-25, 2012, the Board unanimously approved New York Life Investments’ recommendation to replace New York Life Investments’ affiliate, Madison Square Investors, with Cornerstone LLC, a newly formed Delaware limited liability company, as the Portfolio’s subadvisor. Cornerstone LLC is a wholly owned subsidiary of Cornerstone Capital Management, Inc., a Minnesota corporation (“Cornerstone Inc.”), an investment adviser that has been providing investment advisory services to institutional and high net worth clients since 1993. Prior to the closing of a Transaction Agreement between Madison Square Investors, New York Life Investments, Cornerstone LLC, Cornerstone Inc. and its individual owners (“Transaction Agreement”), Cornerstone LLC is expected to be the successor in interest to all of the assets and liabilities of Cornerstone Inc., and subject to the terms and conditions of the Transaction Agreement, Madison Square Investors will initially acquire ownership of approximately 31.55% of the equity interests in, and 50.20% of the voting rights with respect to, Cornerstone LLC. Thus, upon completion of the transaction between Madison Square Investors and Cornerstone LLC, Cornerstone LLC will become a subsidiary of Madison Square Investors, and an affiliate of New York Life Investments. The closing of the transaction is expected to occur in January 2013, and is subject to certain customary approvals and other conditions, including policy holder approval of the Subadvisory Agreement. On future dates, and subject to the terms and conditions of the Transaction Agreement, Madison Square Investors shall purchase additional equity interests and voting rights of Cornerstone LLC.

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In connection with its consideration of New York Life Investments’ recommendation to approve Cornerstone LLC as the Portfolio’s subadvisor, the members of the Board, including members of its Contracts Committee and Investment Committee, undertook a review of Cornerstone LLC’s qualifications to serve as the Portfolio’s subadvisor.

In reaching its decision to approve the Subadvisory Agreement, the Board considered information furnished by New York Life Investments and Cornerstone LLC. The Board also considered information provided by New York Life Investments and Cornerstone LLC on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to that proposed for the Portfolio, and the rationale for any differences in the Portfolio’s subadvisory fees and the fees charged to those other investment advisory clients. The Board also requested and received responses from Cornerstone LLC to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and the Independent Trustees.

In determining to approve the Subadvisory Agreement, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, scope, and quality of the services to be provided to the Portfolio by Cornerstone LLC; (ii) the investment performance of the Portfolio and the historical investment performance of similar portfolios managed by Cornerstone Inc., the predecessor to Cornerstone LLC; (iii) the costs of the services to be provided, and profits to be realized, by Cornerstone LLC from its relationship with the Portfolio; (iv) the extent to which economies of scale may be realized as the Portfolio grows, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of the Portfolio’s subadvisory fee, particularly as compared to similar funds and accounts managed by Cornerstone Inc. and third-party “peer funds” identified by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent service provider.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Subadvisory Agreement was based on a consideration of all the information provided to the Board in connection with its review of Cornerstone LLC. The Board took note of New York Life Investments’ belief that Cornerstone LLC, with its resources and strong historical investment performance track record (through its predecessor, Cornerstone Inc.), is well qualified to serve as the Portfolio’s subadvisor. A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the Subadvisory Agreement is provided below.

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Nature, Scope and Quality of Services to be Provided by Cornerstone LLC

In considering the approval of the Subadvisory Agreement, the Board examined the nature, scope and quality of the services that Cornerstone LLC proposed to provide to the Portfolio. The Board evaluated Cornerstone Inc.’s experience in serving as manager of other similar portfolios. It examined Cornerstone Inc.’s experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Inc., and Cornerstone Inc.’s overall legal and compliance environment, taking into consideration the fact that Cornerstone LLC essentially will be the continuation of Cornerstone Inc. in a different corporate form. The Board also reviewed Cornerstone LLC’s willingness to invest in personnel that is expected to benefit the Portfolio. In this regard, the Board took note of the experience of the Portfolio’s proposed portfolio manager, the number of accounts managed by the portfolio manager and Cornerstone Inc.’s method for compensating portfolio managers. The Board also considered the experience of senior personnel at Cornerstone Inc., who would also be senior personnel of Cornerstone LLC, as well as Cornerstone Inc.’s reputation and financial condition. The Board further observed that Cornerstone Inc. currently has approximately $2.7 billion in equity assets under management as of August 31, 2012.

Additionally, the Board considered that Madison Square Investors will provide legal, compliance, marketing and other administrative services to Cornerstone LLC. Cornerstone LLC will pay Madison Square Investors, from its own resources and not from the assets of the Portfolio, an annual administrative fee based on the combined assets of the Portfolio and MainStay Cornerstone Growth Fund.

Based on these considerations, the Board concluded that, within the context of its overall determinations regarding the Subadvisory Agreement, that the Portfolio is likely to benefit from the nature, scope and quality of these services as a result of Cornerstone LLC’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered the Portfolio’s historical investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. The Board also considered information provided by New York Life Investments showing the investment performance of the Portfolio as compared to similar mutual funds managed by other investment advisers. The Board compared the Portfolio’s historical investment performance to the investment performance of similar portfolios managed by Cornerstone Inc., as well as the anticipated strength of Cornerstone LLC’s resources (including research capabilities) that may result in stronger long-term investment performance for the Portfolio over time.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the selection of Cornerstone LLC as the subadvisor to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by Cornerstone LLC

The Board considered the estimated costs of the services to be provided by Cornerstone LLC under the Subadvisory Agreement and the profitability of New York Life Investments and its affiliates, which would include Cornerstone LLC at the time of the execution of the Subadvisory Agreement, due to their relationships with the Portfolio. Because Cornerstone LLC will be an affiliate of New York Life Investments whose subadvisory fees will be paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone LLC in the aggregate.

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In evaluating the costs and profits of New York Life Investments and its affiliates, including Cornerstone LLC, the Board considered, among other factors, Cornerstone LLC’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments will be responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that Cornerstone LLC must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio, and that Cornerstone LLC’s ability to maintain a strong financial position is important in order for Cornerstone LLC to provide high-quality services to the Portfolio.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by Cornerstone LLC due to its relationship with the Portfolio. The Board recognized, for example, the benefits to Cornerstone LLC from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone LLC in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.

The Board took into account the fact that the Portfolio would undergo substantial changes to its principal investment strategies in connection with the appointment of Cornerstone LLC as subadvisor. The Board noted estimates from New York Life Investments and Cornerstone LLC that up to 80% of the holdings of the Portfolio would be sold to align the Portfolio’s holdings with Cornerstone LLC’s strategy. The Board considered the fact that the brokerage and other expenses of this transition would be borne by the Portfolio.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that any profits to be realized by New York Life Investments and its affiliates, to include Cornerstone LLC, due to their relationships with the Portfolio supported the Board’s decision to approve the Subadvisory Agreement.

Extent to Which Economies of Scale May be Realized as the Portfolio Grows

The Board also considered whether the Portfolio’s expense structure permitted economies of scale to be shared with Portfolio investors. The Board considered the Portfolio’s contractual management and subadvisory fee schedules, and noted that each fee schedule provides for breakpoints at the $500 million and $1 billion assets levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s fee and expense structure as the Portfolio grows over time.

Reasonableness of Subadvisory Fees

The Board evaluated the reasonableness of the fees to be paid under the Subadvisory Agreement. The Board also acknowledged that Cornerstone LLC, like Madison Square Investors, will be affiliated with New York Life Investments and therefore the revenue of New York Life Investments and its affiliates receive with respect to the Portfolio will remain the same under the terms of the Subadvisory Agreement. The Board noted, however, that, as described elsewhere in this proxy statement, it had separately considered an amendment to the Management Agreement between New York Life Investments and the Portfolio, which would, upon the approval of the shareholders of the Portfolio, increase the management fee of the Portfolio and the revenue received by New York Life Investments and its affiliates, and that it had found the amendment to the Management Agreement, including the increased management fee, to be reasonable. Please see “What Did the Board Consider when Approving the Amendment to the Management Agreement?” in Proposal 2 of this Proxy Statement for more information. In reaching its conclusion, the Board also considered information provided by Cornerstone LLC concerning the fees it charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolio.

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After considering all of the factors outlined above, the Board concluded that the Portfolio’s subadvisory fees were within a range that is competitive and that, within the context of the Board’s overall conclusions regarding the Subadvisory Agreement, support the conclusion that these fees are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board unanimously voted to approve the Subadvisory Agreement.

What are the terms of the Subadvisory Agreement?

The form of the Subadvisory Agreement is included as Exhibit A to this Proxy Statement, and the description of terms in this section is qualified in its entirety by reference to Exhibit A. The material terms of the Subadvisory Agreement with Cornerstone LLC are substantially similar to the terms of the prior Subadvisory Agreement with Madison Square Investors with respect to the Portfolio, except as noted in the discussion below.

Pursuant to the Subadvisory Agreement, Cornerstone LLC will serve as the subadvisor to the Portfolio. Cornerstone LLC, on behalf of the Portfolio, will select its investments and place all orders for purchases and sales of securities, subject to the general supervision of the Board and New York Life Investments and in accordance with the Portfolio’s investment objectives, policies and restrictions.

More specifically, Cornerstone LLC will perform the following services:

•	subject to the supervision of the Board and New York Life Investments, provide a continuous investment program for the Portfolio, including the purchase, retention or sale of the securities, cash and other investments contained in the Portfolio;

•	conduct investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest;

•	make available to the Trust and New York Life Investments, promptly upon reasonable request, all of the Portfolio’s investment records and ledgers maintained by Cornerstone LLC (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Portfolio) as are necessary to assist the Portfolio and New York Life Investments to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended, as well as other applicable laws. Cornerstone LLC will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Portfolio are being conducted in a manner consistent with applicable laws and regulations;
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•	provide reports to the Board, for consideration at meetings of the Board, on the investment program for the Portfolio and the issuers and securities represented in the Portfolio’s assets, and will furnish the Board such periodic and special reports with respect to the Portfolio as the Board and New York Life Investments may reasonably request;

•	assist the custodian and portfolio accounting agent for the Portfolio in determining or confirming, consistent with the procedures and policies stated in the registration statement, the value of any portfolio securities or other assets of the Portfolio for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, Cornerstone LLC; and

•	arrange for the transmission to the custodian and portfolio accounting agent for the Portfolio, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Portfolio.

Under the Subadvisory Agreement, Cornerstone LLC will be entitled to receive an annual fee of 0.35% on assets up to $500 million; 0.3375% on assets from $500 million to $1 billion; and 0.325% on assets over $1 billion from New York Life Investments (not the Portfolio) based on the average daily net assets of the Portfolio. If approved by shareholders and certain other contingencies are satisfied, it is anticipated that the Subadvisory Agreement would go into effect on or about [January 11, 2013], and, unless sooner terminated, will continue for an initial term ending in two years. Thereafter, the Subadvisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by a vote of a majority of the outstanding shares of the Portfolio, and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Subadvisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Portfolio’s Management Agreement, which is discussed below. The Subadvisory Agreement also may be terminated as follows: (A) by New York Life Investments at any time without penalty, upon sixty (60) days’ written notice to the subadvisor and the Trust; (B) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days’ written notice to New York Life Investments and the subadvisor; or (C) by the subadvisor at any time without penalty, upon sixty (60) days’ written notice to New York Life Investments and the Trust.

In the event that shareholders of the Portfolio do not approve the proposed Subadvisory Agreement, the current subadvisory agreement with Madison Square Investors would continue, and the Board, in consultation with New York Life Investments, would consider the options available to the Portfolio.

The Subadvisory Agreement provides that, except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Portfolio and New York Life Investments agree that Cornerstone LLC, any affiliated person of Cornerstone LLC, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls Cornerstone LLC, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under the Subadvisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of Cornerstone LLC’s duties, or by reason of reckless disregard of Cornerstone LLC’s obligations and duties under the Subadvisory Agreement.

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How Can You Vote Your Shares?

Please choose one of the following options to vote your shares:

•	By mail, with the enclosed proxy card;
•	By touch-tone telephone, with a toll-free call to the telephone number that appears on your proxy card;
•	Through the Internet, by using the website located on your proxy card and following the instructions on the website; or
•	In person at the Special Meeting.

Were there any Other Changes Approved by the Board in Connection With the Approval of the Subadvisory Agreement?

In addition to approving the Subadvisory Agreement with Cornerstone LLC at the September 24-25, 2012 meeting, the Board also approved changes to the Portfolio’s principal investment strategies and investment process, which would become effective on or about the same day on which the Subadvisory Agreement becomes effective. In addition to the appointment of Cornerstone LLC as the new subadvisor to the Portfolio, the name of the Portfolio would change from the MainStay VP Growth Equity Portfolio to the MainStay VP Cornerstone Growth Portfolio, effective on or about May 1, 2013.

The following table compares the current principal investment strategies of the Portfolio with those that would be implemented upon the appointment of Cornerstone LLC as the Subadvisor.

MainStay VP Growth Equity Portfolio	MainStay VP Cornerstone Growth Portfolio

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities. The Portfolio invests generally in large capitalization stocks its Subadvisor believes will provide an opportunity for achieving superior relative portfolio returns (i.e., returns in excess of the Russell 1000® Growth Index) over the long term.

The Portfolio invests primarily in equity securities of U.S. companies, the prospective earnings growth of which, in the opinion of its Subadvisor, is not fully appreciated by the market or reflected in current market valuations. The Subadvisor also looks for companies it believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth potential. U.S. companies are companies organized in the U.S. that trade primarily on U.S. securities markets. The Portfolio may also invest in foreign companies. Generally, foreign companies are companies organized outside the U.S. and that trade primarily in non-U.S. securities markets.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in common stocks of large-capitalization growth companies. Large-capitalization growth companies are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000® Growth Index (which ranged from $220.32 million to $623.60 billion as of August 31, 2012). The Portfolio generally will invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

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Investment Process: The Subadvisor uses a “bottom-up” investment approach when selecting investments for the Portfolio. This means it bases investment decisions on company-specific factors, and not general economic conditions. In selecting stocks for the Portfolio, the Subadvisor uses a model that attempts to gain maximum exposure to attractive fundamentals that it believes drive U.S. large and mid-cap growth stocks in a disciplined, risk-controlled framework. The model ranks stocks based on traditional value measures, earnings quality and technical factors.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to trade a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer’s financial condition, and changes in the ranking of the security in the model. The Subadvisor engages in periodic rebalancing to align the portfolio with the model.

Investment Process. Normally, the Portfolio holds between 35 and 55 securities. The 25 most highly regarded of these companies, in the Subadvisor’s opinion, usually constitute approximately 70% or more of the Portfolio’s net assets. Notwithstanding this focus, the Portfolio has no policy to concentrate in securities of issuers in a particular industry or group of industries. Because the Subadvisor’s approach focuses on individual stock selection, the Subadvisor believes that any resulting industry and sector concentrations are by-products of this investment selection process. Although the Portfolio does not have a policy to concentrate its investments in any one industry, a large portion of its assets has historically been in technology companies which the Subadvisor believes offer strong growth potential.

During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, the Subadvisor tends to add to positions on price weakness and sell into price strength, all else being equal and assuming long-term company fundamentals are intact. Risk is therefore increased during periods of weakness and reduced during periods of strength. The Subadvisor uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by utilizing a buy low, sell high discipline.

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Principal Risks

Because of identical investment objectives and similar principal investment strategies, the VP Growth Equity Portfolio and proposed VP Cornerstone Growth Portfolio are subject to similar principal risks, as shown below.

The following describes the principal risks that are common to both strategies:

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money.

Market Changes Risk: The value of the Portfolio’s investments may change because of broad changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Portfolio’s shares. Additionally, during periods of market stress, a company’s access to adequate financing may be impaired, requiring it to raise capital on terms which could dilute the value of the Portfolio’s investment.

Management Risk: The investment strategies, practices and risk analysis used by the Portfolio’s Subadvisor may not produce the desired results.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers’ ability to anticipate such changes that can adversely affect the value of the Portfolio’s holdings. Opportunity for greater gain often comes with greater risk of loss.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The following describes the principal risk that is unique to the VP Growth Equity Portfolio.

Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

The following describes the principal risks that are unique to the proposed VP Cornerstone Growth Portfolio.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets, as well as political and economic developments in foreign countries, may affect the value of the Portfolio’s investments in foreign securities. Foreign securities may also subject the Portfolio’s investments to changes in currency rates.

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Concentrated Portfolio Risk: Because the Portfolio invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Portfolio will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

Technology Stock Risk: The Portfolio may focus its investments in technology companies. Technology companies are subject to risks such as those relating to the potential rapid obsolescence of technology, failure of the market to accept new technologies and difficulty obtaining financing for necessary research and development or expansion.

These changes are discussed in a supplement to the Portfolio’s prospectus dated September 25, 2012. Unlike the Proposal regarding the Subadvisory Agreement, the changes discussed above do not require your approval and you are not being asked to approve the changes.

EXISTING MANAGEMENT AGREEMENT

New York Life Investments serves as manager to the Portfolio pursuant to the Management Agreement between New York Life Investments and the Trust on behalf of the Portfolio. New York Life Investments has managed the Portfolio since its inception.

In conformity with the stated policies of the Portfolio, New York Life Investments administers the Portfolio’s business affairs. New York Life Investments also provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Portfolio.

The Management Agreement will continue in effect from year to year only if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Portfolio (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated as to the Portfolio at any time on sixty (60) days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Portfolio, or by New York Life Investments. The Management Agreement also terminates automatically in the event of its assignment (as that term is defined in the 1940 Act).

The Management Agreement provides that New York Life Investments shall not be liable to the Trust for any error of judgment by New York Life Investments or for any loss sustained by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from New York Life Investments’ willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Management Agreement.

Under the Management Agreement, New York Life Investments may make the day-to-day investment decisions for the Portfolio or delegate any or all of its duties and responsibilities to one or more subadvisors, at its own expense. If it chooses to delegate to a subadvisor, New York Life Investments is responsible for monitoring the subadvisor’s investment activities to help ensure compliance with regulatory restrictions. Regardless of whether it employs a subadvisor, New York Life Investments continuously reviews, supervises and administers the Portfolio’s investment program, including monitoring for compliance with regulatory restrictions by those managing the Portfolio’s assets.

New York Life Investments and the Trust have obtained an exemptive order from the Securities and Exchange Commission (“SEC”) (the “Order”) permitting New York Life Investments, on behalf of the Portfolio and subject to the approval of the Board, including a majority of the Independent Board Members, and various conditions in the Order, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. The Order is not being relied on with respect to the proposed Subadvisory Agreement as Cornerstone LLC will be an affiliate of New York Life Investments at the time of the execution of the Subadvisory Agreement.

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In consideration for its services, New York Life Investments currently receives an annual fee of 0.61% on assets up to $1 billion and 0.50% on assets over $1 billion based on the average daily net assets of the Portfolio. However, as discussed in Proposal 2, shareholders are being asked to approve an amendment to the Management Agreement between New York Life Investments and the Trust with respect to the Portfolio, which will impose an increase in the management fee paid to New York Life Investments, which will in turn, increase the Portfolio’s overall fees.

From New York Life Investments’ management fee, Cornerstone LLC will receive its subadvisory fee as detailed in the section above entitled, “What are the terms of the Subadvisory Agreement?”

During the fiscal year ended December 31, 2011, New York Life Investments received $2,703,351 in management fees from the Portfolio. Madison Square Investors, the Portfolio’s current subadvisor, received a total of $1,351,663 in subadvisory fees for the fiscal year ended December 31, 2011.

INFORMATION ABOUT CORNERSTONE LLC

New York Life Investments has proposed that Cornerstone LLC, 3600 Minnesota Drive, Suite 70, Edina, Minnesota 55435, serve as the subadvisor to the Portfolio. Under New York Life Investments’ supervision, Cornerstone LLC would be responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for the Portfolio. For these services, Cornerstone LLC would be paid a monthly fee by New York Life Investments out of its management fee, and not by the Portfolio, as detailed in the section above entitled, “What are the terms of the Subadvisory Agreement?”

Cornerstone LLC was formed in 2012 and is privately held. However, subject to the terms and conditions of the Transaction Agreement, Madison Square Investors will acquire ownership of approximately 31.55% of the equity interests and 50.20% of the voting rights of Cornerstone LLC, and Cornerstone LLC will acquire all of the assets and liabilities of Cornerstone Inc. On future dates, and subject to the terms and conditions of the Transaction Agreement, Madison Square Investors shall purchase additional equity interests and voting rights of Cornerstone LLC.

Exhibit B to this Proxy Statement sets forth the principal executive officers of Cornerstone LLC.

Thomas G. Kamp (CFA) would be primarily responsible of the day-to-day management of the Portfolio.

Thomas G. Kamp is the President, Portfolio Manager and Chief Investment Officer of Cornerstone LLC. Mr. Kamp joined Cornerstone Inc. in 2006 after thirteen years with Alliance Capital Management where he was a Senior Vice President and Portfolio Manager within the Large Capitalization Growth Equity Group. He earned an MBA in Finance from Northwestern University and a BSME with a minor in Applied Mathematics, graduating summa cum laude from Southern Methodist University and is a CFA charterholder.

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BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

In effecting purchases and sales of securities for the account of the Portfolio, Cornerstone LLC will seek the best execution of the Portfolio’s orders. In the course of achieving best execution, Cornerstone LLC may place such orders with brokers and dealers who provide market, statistical and other research information to it. Cornerstone LLC will be authorized, under certain circumstances, when placing Portfolio transactions for equity securities, to pay a brokerage commission (to the extent applicable) in excess of that of which another broker might charge for executing the same transaction due to Cornerstone LLC’s receipt of market, statistical and other research information.

NYLIFE Securities LLC (“NYLIFE Securities”), an affiliate of New York Life Investments, may act as broker for the Portfolio. NYLIFE Securities is a wholly-owned subsidiary of NYLIFE LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, the indirect parent of New York Life Investments. NYLIFE Securities is therefore an “Affiliated Broker,” as that term is defined in Schedule 14A under the Securities Exchange Act of 1934, as amended. There were no brokerage commissions paid by the Portfolio to NYLIFE Securities or any other affiliated broker for the most recently completed fiscal year.

BOARD RECOMMENDATION:

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

OF THE PORTFOLIO VOTE “FOR” THE APPROVAL OF

THE SUBADVISORY AGREEMENT.

* * * * * * * * * *

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE MANAGEMENT AGREEMENT BETWEEN NEW YORK LIFE INVESTMENTS AND THE TRUST WITH RESPECT TO THE PORTFOLIO

Why am I Receiving this Proxy Statement?

You are receiving this Proxy Statement because you are the owner of a Policy issued by NYLIAC and some or all of your Policy is invested in the Portfolio. Investment companies are required to obtain shareholder approval for certain types of changes, such as the approval of an amendment to the Management Agreement contemplated in this Proposal 2. This Proxy Statement is being furnished to you in connection with the solicitation of votes with respect to the Portfolio.

What are Shareholders Being Asked To Approve?

Shareholders are being asked to approve the amendment to the Management Agreement between New York Life Investment Management and the Trust, with respect to the Portfolio, which will impose an increase in the management fee paid to New York Life Investments, which will in turn, increase the Portfolio’s overall fees. The amendment to the Management Agreement would increase the Portfolio’s management fee paid by the Trust, on behalf of the Portfolio, to New York Life Investments from 0.61% on assets up to $1 billion and 0.50% on assets over $1 billion to as follows: 0.70% on assets up to $500 million; 0.675% on assets from $500 million to $1 billion; and 0.65% on assets in excess of $1 billion. No other material revisions are proposed to the Management Agreement.

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Section 15 of the 1940 Act requires that the amendment to the Management Agreement be approved by: (i) the Portfolio’s Board (including a majority of the Independent Trustees); and (ii) the Portfolio’s shareholders. At a meeting held on September 24-25, 2012, the Board, including the Independent Trustees, approved the amendment to the Management Agreement with respect to the Portfolio and determined that it should be submitted to the Portfolio’s shareholders for their approval.

If Proposal 2 is approved by shareholders, the new fee schedule will take effect on or about May 1, 2013. A copy of an amendment to the management Agreement is supplied as Exhibit C to this Proxy Statement. If shareholders do not approve Proposal 2, the Portfolio’s existing management fee arrangements with New York Life Investments will remain in effect and New York Life Investments and the Board would evaluate re-soliciting shareholders or other available options relating to the Portfolio.

How is New York Life Investments Currently Compensated for its Services to the Portfolio and to What Extent Would it Change Under the Amendment to the Management Agreement?

Assuming asset levels as of September 30, 2012, the Portfolio’s effective management fee rate would increase to 0.70% of the Portfolio’s average daily net assets from 0.61% of the Portfolio’s average daily net assets.

The following chart compares the Portfolio’s management fee as calculated under the terms of the Management Agreement for the twelve-month period ended December 31, 2011 to the management fee the Portfolio would have incurred during that period if the management fee rate change had been in effect.

Existing Management Agreement	Management Agreement, as Proposed To be Amended
Management Fee	Management Fee	Percentage Difference
$2,703,351	$3,102,178	14.75%

Why are Shareholders of the Portfolio Being Asked to Approve the Amendment to the Management Agreement?

Shareholders of the Portfolio are being asked to approve an increase in the management fee for several reasons. First, New York Life Investments notes that the Portfolio, which was established in 1993, has had historically low management fees compared to peer funds. The proposed fee increase is designed to allow the Portfolio to remain fairly and competitively priced while continuing to serve shareholder needs. In a report prepared by Strategic Insight, an independent service provider engaged on behalf of the Board, regarding the level of fees paid to other advisers for managing similar funds, New York Life Investments has confirmed that the management fee is generally lower than those of competitors, and that even with the proposed increases in management fees and total expense ratios, the Portfolio would continue to be competitively priced.

Other reasons for the increase in costs of managing mutual funds, including the Portfolio, include higher compliance and regulatory costs, as well as the cost of technology to update and maintain necessary systems for effective investment management operations, which continues to grow. Increased costs for the implementation of compliance resulted from the adoption of many new SEC requirements in recent years, including those relating to Rule 38a-1 under the 1940 Act, the Sarbanes-Oxley Act and other regulatory areas.

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New York Life Investments believes the proposed fee increases would help defray some of the expenses described above and give New York Life Investments additional flexibility and means to increase the capacity of its investment management staff, expand the depth and scope of analyst coverage, and continue to attract and retain highly qualified investment management professionals in a competitive environment – all of which would enhance New York Life Investments’ ability to seek favorable investment returns for the benefit of the Portfolio’s shareholders.

The proposed amendment to the Management Agreement with New York Life Investments is designed to provide a reasonable and sustainable fee and expense structure for the Portfolio, while maintaining overall expenses at levels that are competitive with other variable product portfolio providers in the mutual fund industry. New York Life Investments believes the additional revenues resulting from the proposed fee increases would not materially impact its profitability.

New York Life Investments provides similar investment management services to other retail and variable product mutual funds and other types of products, although channels for distribution of interests in such funds differ. New York Life Investments considered the schedule of fees for comparable products it offers or advises, and believes that while contractual management fees need not necessarily be perfectly aligned across such comparable investment products, the proposed increase in management fees for the Portfolio would better align the management fee of the Portfolio with those of these similar products.

In determining to recommend an increase in the management fee for the Portfolio, New York Life Investments considered the Portfolio’s performance over the one-year, three-year, five-year, and since inception periods as compared to its peer group and benchmark index. With certain exceptions, the Portfolio generally outperformed its respective category averages while demonstrating lower risk characteristics. New York Life Investments also considered the performance of Cornerstone LLC, the proposed subadvisor to the Portfolio. As noted above, the proposed fee increase would give New York Life Investments additional flexibility and means to increase the capacity of its investment management teams, expand the depth and scope of analyst coverage, and continue to attract and retain highly qualified investment management professionals.

What did the Board Consider When Approving the Amendment to the Management Agreement?

Section 15(c) of the 1940 Act requires that each mutual fund’s board of trustees, including a majority of its independent trustees, review and approve the fund’s investment advisory agreements. The Board and its Contracts Committee conducted an extensive review process that took place prior to and during the September 24-25, 2012 meeting. Following this review, the Board, including a majority of the Independent Trustees, unanimously approved the amendment to the Management Agreement.

In reaching its decision to approve the amendment to the Management Agreement, the Board considered information furnished to the Board by New York Life Investments in connection with the annual contract review process and other relevant information furnished to the Board throughout the year, as well as information requested by the Board and prepared by New York Life Investments specifically in connection with the September 24-25, 2012 meeting. Information requested by and furnished to the Board in connection with the annual contract review process included, among other items, reports on the Portfolio prepared by Strategic Insight, an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates, and responses from New York Life Investments to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Independent Trustees. Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

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In determining to approve the amendment to the Management Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, scope, and quality of the services to be provided to the Portfolio by New York Life Investments; (ii) the investment performance of the Portfolio; (iii) the cost of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates from New York Life Investments’ relationship with the Portfolio; (iv) the extent to which economies of scale may be realized as the Portfolio grows, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of the Portfolio’s management fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer” funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the amendment to the Management Agreement was based on a consideration of all of the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the amendment to the Management Agreement also were based, in part, on the Board’s consideration of the Existing Management Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The Board also considered that the variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio will have an opportunity to review and consider the approval of the amendment to the Management Agreement, as described elsewhere in this proxy statement. A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the amendment to the Management Agreement is provided below.

Nature, Scope and Quality of Services Provided by New York Life Investments

In considering the approval of the amendment to the Management Agreement, the Board examined the nature, scope and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience in serving as manager of the Portfolio, noting that New York Life Investments manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Portfolio under the Existing Management Agreement and will supply under the amendment to the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Portfolio’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Existing Management Agreement and amendment to the Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel who benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. In connection with New York Life Investments’ proposal to increase overall management fees paid by the Portfolio under the amendment to the Management Agreement, the Board particularly considered New York Life Investments’ overall investment in maintaining and improving Portfolio investment performance in recent years, and New York Life Investments’ ability to continue to invest in these areas going forward.

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Based on these considerations, the Board concluded, within the context of its overall determinations regarding the amendment to the Management Agreement, that the Portfolio is likely to continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance, and the Portfolio’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight, in connection with the Board’s annual contract review, showing the investment performance of the Portfolio as compared to similar peer funds.

In considering the Portfolio’s investment performance, the Board focused principally on the Portfolio’s long-term performance track record. However, the Board considered that, as described elsewhere in this Proxy Statement, shareholders would be asked to approve a Subadvisory Agreement with a new subadvisor, Cornerstone LLC. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance, as well as discussions between the Portfolio’s proposed portfolio manager and the Board. In addition, the Board considered specific actions that New York Life Investments or Cornerstone LLC had taken, or had agreed with the Board to take, to enhance Portfolio performance, and with respect to New York Life Investments, the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the amendment to the Management Agreement, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and Cornerstone LLC to enhance investment returns, supported a determination to approve the amendment to the Management Agreement.

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Costs of the Services Provided, and Profits to be Realized, by New York Life Investments

The Board considered the costs and estimated costs of the services provided by New York Life Investments under the Existing Management Agreement and the amendment to the Management Agreement, and the profits of New York Life Investments and its affiliates due to their relationships with the Portfolio.

In evaluating the costs and profits of New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Portfolio. Particularly with respect to New York Life Investments’ proposal to increase the overall management fees paid by the Portfolio under the amendment to the Management Agreement, the Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio, and that the ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Portfolio. In accepting New York Life Investments’ proposal to increase overall management fees paid by the Portfolio under the amendment to the Management Agreement, the Board accepted New York Life Investments’ commitment to continue to invest New York Life Investments’ resources in attracting and retaining qualified investment personnel to serve the Portfolio (including through a subadvisor). The Board also took note of the continued increased costs borne by New York Life Investments and its affiliates due to new regulatory and compliance requirements. The Board further noted that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with New York Life Investments’ proposal to increase the overall management fees paid by the Portfolio under the amendment to the Management Agreement, the Board acknowledged that any impact on New York Life Investments’ profitability due to the increased management fees is not expected to be material. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Portfolio, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also recognized certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationship with the Portfolio. The Board recognized, for example, the benefits Cornerstone LLC may receive from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone LLC in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities.

The Board also considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the Annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the amendment to the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses.

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After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the amendment to the Management Agreement, that the profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio supported the Board’s decision to approve the amendment to the Management Agreement.

Extent to which Economies of Scale May Be Realized as the Portfolio Grows

The Board also considered whether the Portfolio’s proposed expense structure permitted economies of scale to be shared with Portfolio investors. The Board reviewed information regarding how the Portfolio’s proposed management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s proposed management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the amendment to the Management Agreement, that the Portfolio’s proposed expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the amendment to the Management Agreement and the Portfolio’s expected total ordinary operating expenses.

In assessing the reasonableness of the Portfolio’s proposed fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged to similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to its other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolio. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Portfolio’s net management fee and expenses.

In assessing the reasonableness of the Portfolio’s management fees under the amendment to the Management Agreement the Board specifically considered New York Life Investments’ overall investment in maintaining and improving Portfolio investment performance, and New York Life Investments ability and commitment to continue to invest in these areas going forward, as discussed above. The Board observed that, even with the higher management fees to be paid by the Portfolio under the amendment to the Management Agreement, the management fee to be paid by the Portfolio is expected to be below the median comparable fee paid by peer funds.

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After considering all of the factors outlined above, the Board concluded that the Portfolio’s proposed management fee and estimated total ordinary operating expenses taking into account the proposed fee increase were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the amendment to the Management Agreement, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the amendment to the Management Agreement.

How Can You Vote Your Shares?

Please choose one of the following options to vote your shares:

•	By mail, with the enclosed proxy card;
•	By touch-tone telephone, with a toll-free call to the telephone number that appears on your proxy card;
•	Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or
•	In person at the Special Meeting.

BOARD RECOMMENDATION

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

OF THE PORTFOLIO VOTE “FOR” THE APPROVAL OF

THE AMENDMENT TO THE MANAGEMENT AGREEMENT.

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VOTING INFORMATION

This Proxy Statement, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Portfolio on or about November 9, 2012. Only shareholders of record as of the close of business on the Record Date, October 9, 2012, will be entitled to notice of, and to vote at, the Special Meeting.

A proxy may be revoked at any time on or before the Special Meeting by written notice to the Secretary of the Trust at the address on the cover of this Proxy Statement or by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Proposals.

Voting of Proxies. If you attend the Special Meeting you may vote in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.

You may also authorize your proxy on the Internet or by touch-tone telephone. These options require you to input a control number, which is located on each proxy card. After inputting the control number, you will be prompted to authorize your proxy on the Proposals. You will have an opportunity to review your authorization and make any necessary changes before submitting your authorization and terminating your telephone call or Internet connection.

Timely and properly completed and submitted proxies will be voted as instructed by shareholders. A shareholder who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by: (i) delivering to the Secretary of the Trust written notice of the revocation; (ii) delivering to the Portfolio a proxy with a later date; or (iii) voting in person at the Special Meeting.

In the event a shareholder signs and returns the proxy but does not indicate his or her vote as to a Proposal, such proxy will be voted “FOR” the Proposal and in the discretion of the proxy holder with regard to any other proposal.

Quorum Requirements. A quorum of shareholders (i.e., NYLIAC as the record owner of the Portfolio’s shares) is necessary to hold a valid meeting and to consider the Proposals. The holders of thirty-three and one-third percent (33-1/3%) of the outstanding shares of the Portfolio entitled to vote on the Record Date present, in person or by proxy, at the Special Meeting shall constitute a quorum. The following chart reflects the total number of shares outstanding as of the Record Date for each class of the Portfolio:

	Number of Shares Outstanding
	Initial Class	Service Class
MainStay VP Growth Equity Portfolio	13,729,504.288	1,953,379.643

Votes Necessary to Approve the Proposal. Approval of each Proposal will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Portfolio, which is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of the Portfolio present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy; or (ii) more than 50% of the outstanding voting shares of the Portfolio. NYLIAC, as the holder of record of shares of the Portfolio, is required to “pass through” to its Policy Owners the right to vote shares of the Portfolio.

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The Portfolio expects that NYLIAC will vote 100% of the shares of the Portfolio held by its respective separate account(s) in accordance with instructions from its Policy Owners. NYLIAC will vote shares for which no instructions have been received from its Policy Owners, or for which it is not otherwise entitled to vote in its discretion, in the same proportion as it votes shares for which it has received instructions or is otherwise entitled to vote. No minimum number of voting instructions from Policy Owners is required before NYLIAC may vote the shares for which no voting instructions have been received.

Effect of Abstentions. Abstentions will have a the effect of a negative vote with respect to a Proposal. Properly executed but unmarked voting instructions from Policy Owners will be voted in favor of a Proposal.

Adjournments. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Proposal have not been received at the time of the Special Meeting, or for any other reason not prohibited by law or the organizational documents of the Portfolio, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies that may be voted in favor of a Proposal and will vote against any such adjournment with respect to those proxies which have been voted against the Proposal.

Payment of Solicitation Expenses. New York Life Investments has agreed to bear the direct expenses of the Special Meeting, including costs of solicitation of proxies and voting instructions. The total costs are estimated to be between $[______] and $[______]. The Portfolio, or New York Life Investments on behalf of the Portfolio, has retained [______] to provide proxy solicitation services in connection with the Special Meeting. Proxies will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of New York Life Investments, the Portfolio, their respective affiliates, or, in New York Life Investments’ discretion, a commercial firm retained for this purpose.

Other Matters to Come Before the Special Meeting. The Portfolio does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting, it is the intention of the Portfolio that proxies not containing specific restrictions to the contrary will be voted as described above under “Adjournments” with respect to proposals to adjourn the Special Meeting to solicit additional proxies in favor of the Proposals and in the discretion of the proxy holder on any other matters.

Future Shareholder Proposals. A Policy Owner may request inclusion of certain proposals for action in the Trust’s proxy statement and on the Trust’s proxy card for shareholder meetings which the Policy Owner intends to introduce at such meeting. Any Policy Owner wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposal to the Trust at 51 Madison Avenue, New York, New York 10010. Any Policy Owner proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to Policy Owners in order to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

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OTHER INFORMATION

Form of Organization.

The Portfolio is a diversified series of the Trust, an open-end management investment company, organized as a Delaware statutory trust. The Portfolio is governed by a Board of Trustees consisting of eight members, seven of which are not “interested persons” of the Trust as defined in the 1940 Act. For more information on the history of the Portfolio, please see the Portfolio’s Statement of Additional Information.

Manager and Administrator.

New York Life Investments, 51 Madison Avenue, New York, New York 10010, a limited liability company organized under the laws of Delaware, serves as the manager to the Portfolio. In this capacity, New York Life Investments is responsible for providing investment advisory and administrative services to the Trust. New York Life Investments commenced operations in April 2000, and is an independently-managed, wholly-owned subsidiary of New York Life Investment Management Holdings LLC. New York Life Investment Management Holdings LLC, 51 Madison Avenue, New York, New York 10010 is a wholly-owned subsidiary of New York Life Insurance Company, 51 Madison Avenue, New York, New York 10010. As of August 31, 2012, New York Life Investments and its affiliates managed approximately $349 billion in assets. Exhibit D sets forth information regarding mutual funds which have investment objectives that are similar to those of the Portfolio for which New York Life Investments provides advisory services. Exhibit D sets forth the managers and principal executive officers of New York Life Investments.

Distributor.

NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, a limited liability company organized under the laws of Delaware, serves as the Portfolio’s distributor (“Distributor”) for the Service Class shares of the Portfolio pursuant to a Distribution and Service Agreement dated April 29, 2011. The Distribution and Service Agreement provides that the Distributor will use its best efforts to distribute the Portfolio’s Service Class shares. NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings, LLC.

Service Class shares for the Portfolio are subject to a Distribution and Service Plan (“Plan”) pursuant to which the Portfolio pays NYLIFE Distributors for services rendered under the Plan, a distribution or service fee at the annualized rate of 0.25% of the average daily net assets of the Portfolio’s Service Class shares (“12b-1 Fee”). The 12b-1 Fee will be used to compensate financial institutions and organizations, such as NYLIAC, for servicing shareholder accounts and for services in connection with any activities or expenses primarily intended to result in the sale of the Service Class shares of the Portfolio. Because the 12b-1 Fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolio, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by New York Life Investments, not the Trust) based on the proportion of initial premiums paid for the variable annuity product that is allocated to the Portfolio.

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Custodian.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the Custodian for the Portfolio’s assets. State Street also provides sub-administration and sub-accounting services for the Portfolio. These services include calculating the Portfolio’s daily net asset value, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolio’s net asset value, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these non-custody services to the Portfolio, State Street is compensated by New York Life Investments. Custodian fees and expenses are paid by the Portfolio.

Independent Registered Public Accounting Firm.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Portfolio’s independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of the Portfolio. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Shareholder Reports.

The Portfolio will furnish, without charge, upon request, a printed version of the most recent annual and semi-annual reports to Policy Owners. Such requests may be directed to the Portfolio by contacting the Distributor of the Portfolio’s shares by writing New York Life Insurance and Annuity Corporation, Attn: MainStay VP Funds Trust (MainStay VP Growth Equity Portfolio), 51 Madison Avenue, New York, New York 10010, or by calling toll-free 800-598-2019.

Information Requirements.

The Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Portfolio can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet website (at http://www.sec.gov), which contains other information about the Portfolio.

Vote of Portfolio Shares by New York Life Investments.

The Trust also has four Asset Allocation Portfolios, which may invest in and own shares of the Portfolio directly. In that event, the Asset Allocation Portfolios’ subadvisor, New York Life Investments and/or its affiliates have the discretion to vote all or some of the Portfolio shares on the Proposals in accordance with the recommendations of an independent service provider or vote the shares in the same proportion as the other shareholders of the Portfolio. The Portfolio has been advised by New York Life Investments that these shares will be voted pursuant to established policies and procedures designed to address potential conflicts of interest.

Beneficial Share Ownership of Trustees and Officers.

As of the Record Date, the current officers and Trustees of the Trust, in the aggregate, beneficially owned less than 1% of a class of shares of the Portfolio.

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Beneficial Share Ownership of Shareholders.

As of the Record Date, the shareholders identified below were known by the Portfolio to beneficially own 5% or more of the outstanding interest of a class of the Portfolio:

Separate Account*	Number of Outstanding Shares	Percent of Class
Initial Class Shares
NYLIAC Variable Annuity Separate Account I	1,384,776.377	10.1%
NYLIAC Variable Annuity Separate Account II	2,203,488.581	16.0%
NYLIAC Variable Annuity Separate Account III	3,752,579.656	27.3%
NYLIAC Variable Universal Life Separate Account I	6,126,756.394	44.6%
Service Class Shares
NYLIAC Variable Annuity Separate Account III	1,271,427.202	65.1%
NYLIAC Variable Annuity Separate Account IV	681,952.441	34.9%

* The address for each separate account is 51 Madison Avenue, New York, New York 10010.

As of the Record Date, NYLIAC was not aware of any Policy Owner that beneficially owned more than 5% of either class of shares of the Portfolio.

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EXHIBIT A

MAINSTAY VP FUNDS TRUST

FORM OF SUBADVISORY AGREEMENT

This Subadvisory Agreement, made as of the [ ] day of [ ], 2013 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Cornerstone Capital Management LLC, a Delaware limited liability company (the “Subadvisor”).

WHEREAS, MainStay VP Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Trust is authorized to issue separate portfolios, each of which may offer a separate class of shares of beneficial interest, each portfolio having its own investment objective or objectives, policies and limitations; and

WHEREAS, the Trust currently offers shares in multiple portfolios, may offer shares of additional portfolios in the future, and intends to offer shares of additional portfolios in the future; and

WHEREAS, the Manager entered into a Management Agreement with the Trust, on behalf of its portfolios (the “Management Agreement”); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Trust; and

WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the portfolios of the Trust and manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:

1. Appointment. The Manager hereby appoints the Subadvisor to act as subadvisor to the portfolio designated on Schedule A of this Agreement (the “Portfolio”) with respect to all or a portion of the assets of the Series designated by the Manager as allocated to the Subadvisor (“Allocated Assets”) subject to such written instructions, including any redesignation of Allocated Assets and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Trust designates one or more portfolios other than the Portfolio with respect to which the Manager wishes to retain the Subadvisor to render investment advisory services hereunder, it shall notify the Subadvisor in writing. If the Subadvisor is willing to render such services, it shall notify the Manager in writing, whereupon such portfolios shall each become a “Portfolio” hereunder, and be subject to this Agreement, and Schedule A shall be revised accordingly.

A-1

2. Portfolio Management Duties. Subject to the supervision of the Trust’s Board of Trustees (“Board”) and the Manager, the Subadvisor will provide a continuous investment program for the Portfolio’s Allocated Assets and determine the composition of the assets of the Portfolio’s Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio. The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Portfolio’s Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Portfolio, when these transactions should be executed, and what portion of the Allocated Assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Portfolio. The Subadvisor will provide the services under this Agreement in accordance with the Portfolio’s investment objective or objectives, policies and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be delivered to the Subadvisor by the Manager. The Subadvisor further agrees as follows:

(a) The Subadvisor understands that the Allocated Assets of the Portfolio need to be managed so as to permit the Portfolio to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“Code”), and will coordinate efforts with the Manager with that objective.

(b) The Subadvisor will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Trust’s Board of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

(c) On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust and to such other clients, subject to review by the Manager and the Board. The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Portfolio or Trust.

(d) In connection with the purchase and sale of securities for the Portfolio, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Portfolio, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

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(e) The Subadvisor will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other Allocated Assets of the Portfolio for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.

(f) The Subadvisor will make available to the Trust and the Manager, promptly upon reasonable request, all of the Portfolio’s investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws. The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(g) The Subadvisor will provide reports to the Trust’s Board, for consideration at meetings of the Board, on the investment program for the Portfolio and the issuers and securities represented in the Portfolio’s Allocated Assets, and will furnish the Trust’s Board with respect to the Portfolio such periodic and special reports as the Trustees and the Manager may reasonably request.

(h) In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Portfolio unless the contract with such company is approved by a majority of the Trust’s Board and by a majority of Trustees who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Trust, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Portfolio of the Trust to the extent required by the 1940 Act. The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Portfolio, or any employee thereof has not, to the best of the Subadvisor’s knowledge, in any material connection with the handling of Trust assets:

(i) been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

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(iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

3. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as compensation therefor, a fee equal to the percentage of the Allocated Assets constituting the respective Portfolio’s average daily net assets as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense limitations or fee waivers for the Portfolio that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor.

4. Broker-Dealer Selection. The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Portfolio’s Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates. The Subadvisor’s primary consideration in effecting a security transaction will be to seek to obtain the best execution for the Portfolio, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Trust, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities. Accordingly, the price to the Portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s or its affiliate’s overall responsibilities with respect to the Portfolio and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and the Trust’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Portfolios to the (i) Subadvisor if it is registered as a broker-dealer with the SEC, (ii) its affiliated broker-dealer, or (iii) such brokers and dealers who also provide research, statistical material or other services to the Portfolio, the Subadvisor or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5. Disclosure about Subadvisor. The Subadvisor has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

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6. Expenses. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations, including, but not limited to:

(a) the fees and expenses of Trustees who are not interested persons of the Manager or of the Trust;

(b) the fees and expenses of each Portfolio which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Portfolio not being maintained by the Manager; (iii) the pricing of the Portfolio’s shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Trustees of the Trust; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Portfolio’s shares;

(c) the fees and expenses of the Trust’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d) the charges and expenses of legal counsel and independent accountants for the Trust;

(e) brokers’ commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions on behalf of the Portfolio;

(f) all taxes and business fees payable by the Trust or the Portfolio to federal, state or other governmental agencies;

(g) the fees of any trade association of which the Trust may be a member;

(h) the cost of share certificates representing the Portfolio’s shares;

(i) the fees and expenses involved in registering and maintaining registrations of the Trust and of its Portfolio with the SEC, registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

(j) allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business; and

(l) any expenses assumed by the Portfolio pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

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7. Compliance.

(a) The Subadvisor agrees to assist the Manager and the Trust in complying with the Trust’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (i) periodically providing the Trust’s Chief Compliance Officer with requested information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Trust’s Chief Compliance Officer within a reasonable time following the Subadvisor becoming aware of such deficiency; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to the Trust’s Chief Compliance Officer within a reasonable time. The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board’s approval of the Subadvisor’s Compliance Program.

(b) The Subadvisor agrees that it shall immediately notify the Manager and the Trust’s Chief Compliance Officer: (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or an investigation that in its reasonable belief may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Subadvisor further agrees to notify the Manager immediately of any material fact required to be disclosed known to the Subadvisor about the Subadvisor that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or upon the Subadvisor becoming aware of any statement contained therein about the Subadvisor that becomes untrue in any material respect.

(c) The Manager agrees that it shall immediately notify the Subadvisor: (i) in the event that the SEC has censured the Manager or the Trust, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8. Documents. The Manager has delivered to the Subadvisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a) Declaration of Trust of the Trust, as amended from time to time, as filed with the Secretary of the State of Delaware (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, are herein called the “Declaration of Trust”);

(b) By-Laws of the Trust, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c) Certified Resolutions of the Trustees of the Trust authorizing the appointment of the Subadvisor and approving the form of this Agreement;

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(d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Portfolio and the Portfolio’s shares, and all amendments thereto;

(e) Notification of Registration of the Trust under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto; and

(f) Prospectus and Statement of Additional Information of the Portfolio.

9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Portfolio are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

11. Representations Respecting Subadvisor. The Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Portfolio concerning the Subadvisor or the Portfolio other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for the Trust shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within five (5) business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

12. Confidentiality. The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Portfolio and their prior, present or potential shareholders, unless required by law. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Portfolio or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or otherwise required by law. Notwithstanding the foregoing and as otherwise consistent with the provisions of Section 19 below, the Subadvisor is permitted to use the name of the Manager and/or the Series for marketing purposes, including responses to requests for proposals and in lists of representative clients.

13. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

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14. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

15. Indemnification.

(a) The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) is based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of the Trust or a Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, the Trust or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b) Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Portfolio, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; (ii) is based upon a failure by the Subadvisor to comply with Section 2, Paragraph (a) of this Agreement; or (iii) is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of the Trust or a Portfolio, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust or any affiliated person of the Manager or Trust by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

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(c) The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d) The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

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16. Services Not Exclusive. The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

17. Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above when following a shareholder approval, and otherwise a period of one (1) year, and continue on an annual basis thereafter with respect to the Portfolio, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio; and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Portfolio shall be effective to continue this Agreement with respect to the Portfolio notwithstanding: (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Portfolio; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Portfolio hereunder: (A) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Subadvisor and the Trust; (B) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of each Portfolio, upon sixty (60) days’ written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Manager and the Trust. In the event of termination for any reason, all records of each Portfolio for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act) or in the event the Management Agreement between the Manager and the Trust is assigned or terminates for any other reason. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 9, 10, 12, 14, 15 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17.

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18. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of the Portfolio; and (ii) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

19. Use of Name.

(a) It is understood that the name MainStay or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Portfolio. Upon termination of the Management Agreement between the Trust and the Manager, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b) It is understood that the name “Cornerstone Capital Management LLC” or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Trust and/or the Portfolio have the right to use such name (or derivative or logo) in offering materials of the Trust or sales materials with respect to the Trust with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Trust and/or the Portfolio. Upon termination of this Agreement, the Trust shall forthwith cease to use such name (or derivative or logo).

20. Proxies; Class Actions.

(a) The Manager has provided the Subadvisor a copy of the Manager’s Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit and in the best interests of the Trust. Absent contrary instructions received in writing from the Trust, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Portfolio in accordance with applicable fiduciary obligations. The Subadvisor shall maintain records concerning how it has voted proxies on behalf of the Trust, and these records shall be available to the Trust upon request.

(b) Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Portfolio. Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions. The Subadvisor will, however, forward to Manager any information it receives regarding any legal matters involving any asset held in the Allocated Assets or Portfolio.

21. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attention: President; or (2) to the Subadvisor at Cornerstone Capital Management LLC, 3600 Minnesota Drive, Suite 70, Edina, MN 55435, Attention: CEO.

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22. Miscellaneous.

(a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c) To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties;

(d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

(e) Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the [ ] day of [ ], 2013. This Agreement may be signed in counterparts.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:	By:
Name:	Name:
Title:	Title:

CORNERSTONE CAPITAL MANAGEMENT LLC

Attest:	By:
Name:	Name:
Title:	Title:

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SCHEDULE A

(Effective as of [ ], 2013)

As compensation for services provided by Subadvisor the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:

PORTFOLIO NAME	ANNUAL RATE
MainStay VP Growth Equity Portfolio*	0.35% on assets up to $500 million; 0.3375% on assets from $500 million to $1 billion; and 0.325% on assets in excess of $1 billion

The portion of the fee based upon the average daily net assets of the Portfolio shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Portfolio.

Payment will be made to the Subadvisor on a monthly basis.

* The Manager may agree to waive a portion of the Fund’s management fee or reimburse the expenses of the appropriate class of the Fund so that the class’ ordinary operating expenses do not exceed certain amounts. These waivers or expense limitations may be changed with Board approval. To the extent the Manager has agreed to waive its management fee or reimburse expenses, the Subadvisor has voluntarily agreed to waive or reimburse its fee proportionately.

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EXHIBIT B

ADDITIONAL INFORMATION ABOUT CORNERSTONE LLC

Certain information on each executive officer of Cornerstone LLC is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years for his or her own account or in the capacity of director, officer, partner or trustee. The address of Cornerstone is 7101 West 78th Street, Suite 201, Bloomington, MN 55439.

NAME	POSITION WITH CORNERSTONE CAPITAL MANAGEMENT LLC	OTHER BUSINESS
Yie-Hsin Hung	Chairman of the Board of Managers	Senior Managing Director, New York Life Investment Management Holdings LLC and New York Life Investment Management LLC; Senior Vice President, New York Life Insurance Company; Chairman of the Board of Managers and Compensation Committee and Member of the Audit Committee, Institutional Capital LLC; Member of the Board of Managers and Chairman of the Compensation Committee, MacKay Shields LLC; Chairman of the Board of Managers and Compensation Committee and Member of the Audit Committee, Madison Square Investors LLC; Chairman of the Board of Managers and Compensation Committee and Member of the Audit Committee, Private Advisors, L.L.C.; Chairman of the Board of Managers and Compensation Committee, NYLCAP Manager LLC; and Member of the Valuation Committee, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund
Andrew S. Wyatt	Chief Executive Officer	Chief Executive Officer, Cornerstone Capital Management, Inc., 1993-2012
Thomas G. Kamp	President and Chief Investment Officer	Chief Investment Officer, Cornerstone Capital Management, Inc., 2006-2012
Loren Kix	Treasurer	Senior Vice President, Director of Finance & Operations, Chief Compliance Officer, Cornerstone Capital Management, Inc., 2010-2012
George Shively	Secretary	Senior Managing Director, General Counsel and Secretary, New York Life Investment Management Holdings LLC, New York Life Investment Management LLC and New York Life Insurance Company; Secretary, MacKay Shields LLC, Madison Square Investors LLC, NYLIFE Distributors LLC and Private Advisors, L.L.C.; and Assistant Secretary, Institutional Capital LLC, Madison Capital Funding LLC and NYLCAP Manager LLC

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EXHIBIT C

MAINSTAY VP FUNDS TRUST

This Amendment to the Amended and Restated Management Agreement, is made as of the [ ] day of May 2013, between MainStay VP Funds Trust, a Delaware statutory trust (the “Trust”), on behalf of its series as set forth on Schedule A (each, a “Portfolio”, and collectively, the “Portfolios”), and New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”).

WHEREAS, the Trust and the Manager are parties to an Amended and Restated Management Agreement, dated May 1, 2012, as amended (the “Agreement”); and

WHEREAS, the parties hereby wish to amend the Agreement to reflect Schedule A attached.

NOW, THEREFORE, the parties agree as follows:

(i)	Effective May [ ], 2013, Schedule A is hereby amended by deleting it in its entirety and replacing it with the Schedule attached hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers and attested as of the date first written above.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:	By:
Name:	Name:
Title:	Title:

MAINSTAY VP FUNDS TRUST

Attest:	By:
Name:	Name:
Title:	Title:

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SCHEDULE A

(As of May [ ], 2013)

For all services rendered by the Manager hereunder, each Portfolio of the Trust shall pay the Manager and the Manager agrees to accept as full compensation for all services rendered hereunder, at annual fee equal to the following:

MainStay VP Funds Trust	Annual Rate*
MainStay VP Balanced Portfolio	0.75% up to $1 billion; and 0.70% in excess of $1 billion
MainStay VP Bond Portfolio	0.500% up to $500 million; 0.475% from $500 million to $1 billion; and 0.450% in excess of $1 billion
MainStay VP Cash Management Portfolio	0.450% up to $500 million; 0.400% from $500 million to $1 billion; and 0.350% in excess of $1 billion
MainStay VP Common Stock Portfolio	0.550% up to $500 million; 0.525% from $500 million to $1 billion; and 0.500% in excess of $1 billion
MainStay VP Conservative Allocation Portfolio	0.00%
MainStay VP Convertible Portfolio	0.600% up to $1 billion; and 0.500% in excess of $1 billion
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	1.20% on all assets
MainStay VP Eagle Small Cap Growth Portfolio	0.81% on all assets
MainStay VP Flexible Bond Opportunities Portfolio	0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion
MainStay VP Floating Rate Portfolio	0.60% on all assets
MainStay VP Government Portfolio	0.500% up to $500 million; 0.475% from $500 million to $1 billion; and 0.450% in excess of $1 billion
MainStay VP Growth Allocation Portfolio	0.00%
C-2

MainStay VP Cornerstone Growth Portfolio	0.70% up to $500 million; 0.675% from $500 million to $1 billion; and 0.650% in excess of $1 billion
MainStay VP High Yield Corporate Bond Portfolio	0.570% up to $1 billion; 0.550% from $1 billion to $5 billion; and 0.525% in excess of $5 billion
MainStay VP ICAP Select Equity Portfolio	0.800% up to $250 million; 0.750% from $250 million to $1 billion; and 0.740% in excess of $1 billion
MainStay VP Income Builder Portfolio	0.570% up to $1 billion; and 0.550% in excess of $1 billion
MainStay VP International Equity Portfolio	0.890% up to $500 million; and 0.850% in excess of $500 million
MainStay VP Janus Balanced Portfolio	0.55% on all assets
MainStay VP Large Cap Growth Portfolio	0.750% up to $500 million; 0.725% from $500 million to $1 billion; and 0.700% in excess of $1 billion
MainStay VP MFS® Utilities Portfolio	0.73% on all assets
MainStay VP Mid Cap Core Portfolio	0.850% up to $1 billion; and 0.800% in excess of $1 billion
MainStay VP Moderate Allocation Portfolio	0.00%
MainStay VP Moderate Growth Allocation Portfolio	0.00%
MainStay VP PIMCO Real Return Portfolio	0.50% on all assets
MainStay VP S&P 500 Index Portfolio	0.300% up to $1 billion; 0.275% from $1 billion to $2 billion; 0.265% from $2 billion to $3 billion; and 0.250% in excess of $3 billion
C-3

MainStay VP T. Rowe Price Equity Income Portfolio	0.800% up to $500 million; and 0.775% in excess of $500 million
MainStay VP U.S. Small Cap Portfolio	0.800% up to $200 million; 0.750% from $200 million to $500 million; 0.725% from $500 million to $1 billion; and 0.700% in excess of $1 billion
MainStay VP Van Eck Global Hard Assets Portfolio	0.89% on all assets

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EXHIBIT D

COMPARABLE FUNDS MANAGED BY NEW YORK LIFE INVESTMENTS

Portfolio/Fund Name	Total Assets ($MM) as of June 2012	Effective Rate of Investment Advisory Fee Paid for FYE 2011

MainStay VP High Yield Corporate Bond Portfolio	$ 2,186	0.56%
MainStay High Yield Corporate Bond Fund	7,500	0.56%

MainStay VP ICAP Select Equity Portfolio	1,077	0.76%
MainStay ICAP Select Equity Fund	3,767	0.80%

MainStay VP International Equity Portfolio	434	0.89%
MainStay International Equity Fund	304	0.92%

MainStay VP Large Cap Growth Portfolio	607	0.75%
MainStay Large Cap Growth Fund	16,869	0.64%

MainStay VP S&P 500 Index Portfolio	1,001	0.30%
MainStay S&P 500 Index Fund	1,654	0.24%

MainStay VP Common Stock Portfolio	514	0.55%
MainStay Common Stock Fund	106	0.57%

MainStay VP Mid Cap Core Portfolio	532	0.85%

MainStay VP U.S. Small Cap Portfolio	257	0.79%
MainStay U.S. Small Cap Fund	366	0.85%

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EXHIBIT E

DIRECTORS AND OFFICERS OF NEW YORK LIFE INVESTMENTS

The officers and directors of New York Life Investments and their respective titles is listed below. The address for each officer and director is 51 Madison Avenue, New York, New York 10010.

Name of Officer/Director of New York Life Investment Management LLC	Title
Kim, John Y.	Chairman of the Board of Managers and Chief Executive Officer
Fleurant, John T.	Manager and Member of the Audit Committee
Leber, Richard B.	Manager, Managing Director, Associate General Counsel and Assistant Secretary
Mathas, Theodore A.	Manager and Chairman of the Compensation Committee
Schub, Barry A.	Manager and Member of the Audit Committee and Compensation Committee
Sproule, Michael E.	Manager and Chairman of the Audit Committee
Lawton, Drew E.	Executive Vice President - Retirement Solutions
Malloy, Anthony R.	Executive Vice President

E-1

PROXY CARD FOR

MAINSTAY VP GROWTH EQUITY PORTFOLIO

(a series of MainStay VP Funds Trust)

Proxy for A Special Meeting of Shareholders – January 7, 2013

THIS PROXY IS BEING SOLICITED ON BEHALF OF MAINSTAY VP FUNDS TRUST’S BOARD OF TRUSTEES ON BEHALF OF ITS SERIES, MAINSTAY VP GROWTH EQUITY PORTFOLIO (THE “PORTFOLIO”).

The undersigned hereby constitutes and appoints [_________________ and ____________________], their designees or any one of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest in the name of the undersigned on the record date of the special meeting of shareholders of the Portfolio, or at any adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card. The undersigned hereby revokes any prior proxy to vote at such Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

John Q. Shareholder FBO Timmy Shareholder 11 Proxy Vote Road Proxyville, IL, 29455 (shows through window on outbound envelope)

The proxy, when properly executed, will be voted in the manner you directed with respect to shares that you own. If no direction is given with respect to an item, this proxy will be voted FOR each Proposal.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at [____________ ]. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on January 7, 2013.

The proxy statement for this meeting is available at: [www.________.com]

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE, by MAIL or IN PERSON. Please use whichever method is most convenient for you. Please vote today!

PHONE:	To cast your vote by phone with a proxy voting representative, call toll-free [_____________] and provide the representative with the TAG ID number found on the lower reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

IN PERSON:	Attend shareholders’ meeting at New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 on January 7, 2013, at [____] Eastern time.

NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

___________________________________________

Shareholder sign here         Date

___________________________________________

Joint owner sign here          Date

E-2

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

If you received more than one ballot because you have multiple investments in the Portfolio, please remember to vote all of your ballots!

Remember to sign and date the reverse side before mailing in your vote. This proxy card is valid only when signed and dated.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted “FOR” the Proposal. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS:

Example: ■

The Board of Trustees unanimously recommends a vote FOR the following proposals.

	FOR	AGAINST	ABSTAIN
To approve a Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management, LLC (“Cornerstone LLC”) to appoint Cornerstone LLC as the subadvisor to the Portfolio; and	□	□	□
To approve an amendment to the Amended and Restated Management Agreement between New York Life Investments and the Trust with respect to the Portfolio, which will impose an increase in the management fee paid to New York Life Investments and, which will in turn, increase the Portfolio’s overall fees.	□	□	□

THANK YOU FOR VOTING

E-3